                                                                    EXHIBIT 99.1



CONTACT: Michael Berman                                 FOR IMMEDIATE RELEASE
         (312) 279-1496                                 January 24, 2005



                       ELS REPORTS FOURTH QUARTER RESULTS
                          REITERATES GUIDANCE FOR 2005

         CHICAGO, IL - JANUARY 24, 2005-- Equity LifeStyle Properties, Inc. (NYSE: ELS) announced results for the quarter and year ended December 31, 2004.

         For the fourth quarter of 2004, Funds From Operations (FFO) were $15.2 million or $0.51 per share on a fully diluted basis compared to $9.7 million or $0.34 per fully diluted share in the same period in 2003. Fourth quarter property operating revenues were $74.6 million compared to $57.8 million in the fourth quarter of 2003. For the fourth quarter of 2004, average occupancy was
89.7 percent and average monthly base rent per site for the Core Portfolio was $441.18, up 4.9 percent from $420.71 in the same period last year.

         For the year ended December 31, 2004, FFO were $56.9 million or $1.93 per share on a fully diluted basis compared to $60.8 million or $2.17 per fully diluted share in the same period in 2003. Property operating revenues for the year ended December 31, 2004 were $290.5 million compared to $228.8 million for the same period of 2003. For the year ended December 31, 2004, average occupancy was 90.1 percent and average monthly base rent per site for the Core Portfolio was $436.56, up 4.7 percent from $416.89 in the same period last year. For the year ended December 31, 2004 the Company had 517 new home sales, a 13 percent increase over the year ended December 31, 2003.

         Net income available to common stockholders totaled $778,000 or $0.03 per fully diluted share for the quarter ended December 31, 2004. This compares to the net income (loss) available to common stockholders of ($266,000) or ($0.01) per fully diluted share in the fourth quarter of 2003. Net income available to common stockholders totaled $5.8 million or $0.24 per fully diluted share for the year ended December 31, 2004 compared to $27.0 million or $1.20 per fully diluted share for the year ended December 31, 2003. See the attachment to this press release for a reconciliation of FFO and FFO per share to net income and net income per share, respectively, the most directly comparable GAAP measures.

         Commented Thomas P. Heneghan, ELS President and CEO, "Our ability to continue operating our core business while also dealing with significant acquisition activity and four hurricanes in 2004 demonstrates the strength of our business model and the dedication of our employees. We not only closed

2004 with strong home sales activity, but entered 2005 prepared and ready for the busy winter season. In addition, we have entered into an initial cross-matching agreement with Thousand Trails, which we will use to introduce their membership to our lifestyle opportunities and introduce our customers to the Thousand Trails product."

         The Company has approximately $50 million of availability under its line of credit.

         ELS management continues to project that fully diluted FFO per share will range between $2.44 and $2.54 for the year ended December 31, 2005. Factors impacting revenues include i) the mix of site usage within the Company's portfolio; ii) the Company's yield management of its short term resort sites;
iii) scheduled or implemented rate increases; and iv) occupancy changes.

         Results for 2005 also may be impacted by, among other things i) continued competitive housing options and new home sales initiatives impacting occupancy levels at certain communities; ii) variability in income from home sales operations, including anticipated expansion projects; iii) whether acquired properties operate in line with expectations; iv) the lingering effects if any on occupancy levels and sales resulting from changes in customer demand due to the 2004 Florida storms; v) potential acquisitions and investments; and
vi) potential dispositions.

         The forward-looking statements contained in this news release are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Equity LifeStyle Properties, Inc. owns or has an interest in 275 quality communities in 25 states and British Columbia consisting of 101,169 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

         A live webcast of the Company's conference call discussing these results will be available via the Company's website in the Investor Info section at www.mhchomes.com at 10:00 a.m. Central on January 25, 2005. If you wish to listen to the opening remarks in advance, they will be available on our website at 6:00 p.m. Central today.

                                       ###

         Tables follow

                        EQUITY LIFESTYLE PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
                                   (UNAUDITED)

                (AMOUNTS IN THOUSANDS EXCEPT FOR PER SHARE DATA)


                                                             QUARTERS ENDED            TWELVE MONTHS ENDED
                                                       DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          2004          2003          2004            2003
                                                       ------------  ------------   ------------   ------------
PROPERTY OPERATIONS:
  Community base rental income .......................  $  53,262      $  49,244      $ 210,790      $ 196,919
  Resort base rental income ..........................     15,382          3,705         54,845         11,780
  Utility and other income ...........................      6,000          4,824         24,893         20,150
                                                        ---------      ---------      ---------      ---------
     Property operating revenues .....................     74,644         57,773        290,528        228,849

  Property operating and maintenance (1) .............     24,968         16,168         94,955         64,996
  Real estate taxes ..................................      5,963          4,957         23,679         18,917
  Property management ................................      3,267          2,381         12,852          9,373
                                                        ---------      ---------      ---------      ---------
     Property operating expenses .....................     34,198         23,506        131,486         93,286
                                                        ---------      ---------      ---------      ---------
     Income from property operations .................     40,446         34,267        159,042        135,563

HOME SALES OPERATIONS:
  Gross revenues from inventory home sales ...........     16,721         11,548         47,636         36,606
  Cost of inventory home sales .......................    (14,638)       (10,026)       (41,833)       (31,767)
                                                        ---------      ---------      ---------      ---------
     Gross profit from inventory home sales ..........      2,083          1,522          5,803          4,839
  Brokered resale revenues, net ......................        558            403          2,186          1,724
  Home selling expenses ..............................     (2,262)        (1,687)        (8,708)        (7,360)
  Ancillary services revenues, net ...................        365            (30)         2,782            216
                                                        ---------      ---------      ---------      ---------
     Income from home sales and other ................        744            208          2,063           (581)

OTHER INCOME AND EXPENSES:
  Interest income ....................................        315            936          1,391          1,695
  Income from investments and other ..................      3,775            436          8,444          2,065
  General and administrative .........................     (2,554)        (2,101)        (9,243)        (8,060)
                                                        ---------      ---------      ---------      ---------
     Operating income (EBITDA) .......................     42,726         33,746        161,697        130,682

  Interest and related amortization ..................    (24,238)       (20,949)       (91,922)       (58,402)
  Income from discontinued operations ................         --             (2)            26          1,043
  Depreciation on corporate assets ...................       (426)          (310)        (1,657)        (1,240)
  Income allocated to Preferred OP Units .............     (2,825)        (2,813)       (11,284)       (11,252)
                                                        ---------      ---------      ---------      ---------
     FUNDS FROM OPERATIONS (FFO) .....................  $  15,237      $   9,672      $  56,860      $  60,831

  Depreciation on real estate and other costs ........    (14,246)       (10,003)       (50,304)       (38,169)

  Gain on sale of properties .........................         --             --            638         10,826
  Income allocated to Common OP Units ................       (213)            65         (1,382)        (6,474)
                                                        ---------      ---------      ---------      ---------
     NET INCOME ......................................  $     778      $    (266)     $   5,812      $  27,014
                                                        =========      =========      =========      =========

NET INCOME PER COMMON SHARE - BASIC ..................  $    0.03      $   (0.01)     $    0.25      $    1.22
NET INCOME PER COMMON SHARE - FULLY DILUTED ..........  $    0.03      $   (0.01)     $    0.24      $    1.20
                                                        ---------      ---------      ---------      ---------

FFO PER COMMON SHARE - BASIC .........................  $    0.52      $     .35      $    1.97      $    2.22
FFO PER COMMON SHARE - FULLY DILUTED .................  $    0.51      $     .34      $    1.93      $    2.17
                                                        ---------      ---------      ---------      ---------

Average Common Shares - Basic ........................     22,905         22,247         22,849         22,077
Average Common Shares and OP Units - Basic ...........     29,360         27,568         28,916         27,419
Average Common Shares and OP Units - Fully Diluted ...     29,925         28,276         29,465         28,002
                                                        ---------      ---------      ---------      ---------

(1) Twelve months ended December 31, 2004 includes unrecoverable hurricane related expense of $1.0 million.

                        EQUITY LIFESTYLE PROPERTIES, INC.
                                   (UNAUDITED)



SELECTED BALANCE SHEET DATA:                      DECEMBER 31,           DECEMBER 31,
                                                     2004                    2003
                                               (amounts in 000's)     (amounts in 000's)
                                               ------------------     ------------------
Total real estate, net ......................      $  1,718,134         $  1,042,599
Cash and cash equivalents ...................      $     11,256         $    325,740
Total assets (1) ............................      $  1,897,914         $  1,473,915

Mortgage notes payable ......................      $  1,417,251         $  1,076,183
Unsecured debt ..............................      $    235,913         $        113
Total liabilities ...........................      $  1,718,661         $  1,341,401
Minority interest ...........................      $    137,303         $    126,716
Total stockholders' equity ..................      $     41,950         $      5,798

(1) Includes hurricane related costs recoverable from insurance providers of $5.9 million.


                                                         AS OF          AS OF
                                                      DECEMBER 31,   DECEMBER 31,
TOTAL SHARES AND OP UNITS OUTSTANDING:                   2004           2003
                                                      ------------    ----------
Total Common Shares Outstanding ..................     22,937,192     22,563,348
Total Common OP Units Outstanding ................      6,340,805      5,312,387



MANUFACTURED HOME SITE AND                                QUARTERS ENDED              TWELVE MONTHS ENDED
OCCUPANCY AVERAGES:                                  DEC. 31,        DEC. 31,       DEC. 31,        DEC. 31,
                                                      2004             2003           2004            2003
                                                  -------------   -------------   -------------   -------------
Total Sites .................................         45,123          43,143          44,554          43,134
Occupied Sites ..............................         40,471          39,016          40,143          39,363
Occupancy % .................................          89.7%           90.4%           90.1%           91.3%
Monthly Base Rent Per Site ..................     $   439.12      $   420.71      $   437.58      $   416.89
Core (1) Monthly Base Rent Per Site .........     $   441.18      $   420.71      $   436.56      $   416.89


(1) Represents rent per site for properties owned in both periods of comparison.




                                                 QUARTERS ENDED           TWELVE MONTHS ENDED
                                              DEC. 31,     DEC. 31,       DEC. 31,      DEC. 31,
HOME SALES:                                     2004          2003          2004          2003
                                             ---------     ---------     ---------     ---------
New Home Sales Volume ..................           169           151           517           458
New Home Sales Gross Revenues ..........     $  15,728     $  10,858     $  43,470     $  33,512

Used Home Sales Volume .................            62            47           362           189
Used Home Sales Gross Revenues .........     $     993     $     690     $   4,166     $   3,094

Brokered Home Resale Volume ............           352           273         1,424         1,102
Brokered Home Resale Revenues, net .....     $     558     $     403     $   2,186     $   1,724

                        EQUITY LIFESTYLE PROPERTIES, INC.
                                   (UNAUDITED)


ANNUAL REVENUE:

(rounded to 100's)                 Total         Approximate Average
                                   Sites         Annual Revenue (1)
                                  --------       -------------------
Community sites                     45,100        $5,400-$5,500(2)
Resort sites:
   Annuals                          13,100        $3,100-$3,200
   Seasonal                          7,200        $1,700-$1,800
   Transient                         6,000        $2,000-$2,100
   Thousand Trails                  17,900              (3)
Joint Ventures                      11,800              (4)
                                  --------
                                   101,200
                                  ========


 1)  All ranges exclude utility and other income.

 2) Based on occupied sites. Average occupancy as of 12/31/04 was approximately 90%.

 3) 17,911 sites are reserved for Thousand Trails members pursuant to a sale-leaseback agreement with Thousand Trails Operations Holding Company, L.P. with an annual rent of $16 million.

 4)  Joint Venture income is included in Income from Investments and Other.



FUNDS AVAILABLE FOR DISTRIBUTION (FAD):                       QUARTERS ENDED               TWELVE MONTHS ENDED
                                                         DEC. 31,       DEC. 31,        DEC. 31,        DEC. 31,
                                                          2004            2003            2004            2003
                                                       ----------      ----------      ----------      ----------
 Funds from operations                                 $   15,237      $    9,672      $   56,860      $   60,831
 Non-revenue producing improvements to real estate         (4,156)         (3,045)        (13,663)        (11,945)
                                                       ----------      ----------      ----------      ----------
     Funds available for distribution                  $   11,081      $    6,627      $   43,197      $   48,886
                                                       ==========      ==========      ==========      ==========

FAD per Common Share - Basic                           $     0.38      $     0.24      $     1.49      $     1.78
FAD per Common Share - Fully Diluted                   $     0.37      $     0.23      $     1.47      $     1.75
                                                       ----------      ----------      ----------      ----------

         "Funds from Operations ("FFO") is a non-GAAP financial measure. The Company believes that FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"), to be an appropriate measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance.

         FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Funds available for distribution ("FAD") is a non-gaap financial measure. FAD is defined as FFO less non-revenue producing capital expenditures. Investors should review FFO and FAD, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. FFO and FAD do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions."